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                         SUPPLEMENT DATED JULY 16, 2003
       TO PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 29, 2003

THE OAKMARK SMALL CAP FUND - NEW CO-MANAGER
Edward A. Studzinski, C.F.A., has become co-manager of The Oakmark Small Cap Fund with James P. Benson. Mr. Studzinski has replaced Clyde S. McGregor. Mr. McGregor continues to manage The Oakmark Equity and Income Fund with Mr. Studzinski. Mr. Studzinski joined the Adviser as an analyst in 1995. Previously, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).


THE OAKMARK FAMILY OF FUNDS - NEW ADDRESS
Effective June 1, 2003, the address for The Oakmark Family of Funds has changed to:

     FOR MAIL:                                FOR EXPRESS DELIVERY OR COURIER:
        The Oakmark Funds                        The Oakmark Funds
        P.O. Box 219558                          330 West 9th Street
        Kansas City, MO 64121-9558               Kansas City, MO 64105-1514

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